Exhibit 10.16

                                                                [EXECUTION COPY]

                          LOAN AND SECURITY AGREEMENT

       THIS LOAN AND SECURITY AGREEMENT (this "Agreement") is made and entered into as of April 30, 2001, by and between LEARNCOM, INC., an Illinois corporation, with its principal place of business located at 714 Industrial Drive, Bensenville, Illinois 60106; LEARNCOM, INC., a Nevada corporation with its principal place of business located at 714 Industrial Drive, Bensenville, Illinois 60106; VIDEOLEARNING SYSTEMS, INC., a Pennsylvania corporation with its principal place of business located at 850 West Lancaster, Bryn Mawr, Pennsylvania 19010; BNA COMMUNICATIONS, INC. a Delaware corporation with its principal place of business located at 714 Industrial Drive, Bensenville, Illinois 60106; TS ACQUISITIONS, INC. with its principal place of business located at 714 Industrial Drive, Bensenville, Illinois 60106 (collectively, "Borrower"), and AMERICAN NATIONAL BANK AND TRUST COMPANY OF CHICAGO, a national banking association, with its principal place of business at 120 South LaSalle Street, Chicago, Illinois 60603 ("Lender").


                                 R E C I T A L S

       WHEREAS, each Borrower is affiliated through common ownership and/or control and each directly benefits by the availability of credit to the Borrower as a whole.

       WHEREAS, Borrower desires to borrow from Lender an aggregate amount not to exceed Eight Hundred Twenty Seven Thousand Five Hundred and No/100 Dollars ($827,500.00), which may be referred to herein as the "Term Loan".

       WHEREAS, Borrower desires to borrow from Lender an aggregate amount not to exceed Five Hundred Thousand and No/100 Dollars ($500,000.00), which may be referred to herein as the "Revolving Loan".

       WHEREAS, in order to induce Lender to extend credit to the Borrower and to enter into this Agreement and the other Loan Documents (as defined herein) to which Lender is a party, the Borrower has agreed that the obligations hereunder and under the other Loan Documents will be fully secured by the Assets of each Borrower, as further set forth herein and documented as part of this Agreement and the Loan Documents.

       WHEREAS, Lender has required as a condition to entering into this Agreement and making the Term Loan that Borrower secure this Agreement and the other Loan Documents with a blanket lien on the Assets.

       NOW THEREFORE, in consideration of the mutual promises herein contained, and each intending to be legally bound thereby, the parties agree as follows:

                             Section 1. DEFINITIONS

       1.01 DEFINITIONS. The following terms, when used in this Agreement or any of the Other Agreements (as hereinafter defined) shall have the meanings set forth herein, and such meanings shall be applicable to the singular and plural form thereof giving effect to the numerical difference.

              "AFFILIATE" shall mean any Person which is controlled by Borrower, under common control with Borrower or having common shareholders or members owning at least ten percent (10%) of Borrower, whether such common control be direct or indirect. All of Borrower's officers, shareholders, directors, parent and subsidiary corporations, members, managers, joint venturers, and partners (whether general or limited) shall be deemed Borrower's Affiliates for purposes of this Agreement. For purposes of this paragraph, control is defined to include the power, directly or indirectly through one or more intermediaries, to direct the management and policies of any sole proprietorship, partnership, limited liability company or corporation, whether through the ownership of stock, by contract or otherwise.

              "ASSETS" shall mean all assets of such Person as required to be included in the balance sheet of such Person in accordance with GAAP.

              "BORROWING BASE" shall mean an amount equal to the lesser of:

                     (a)    $500,000.00 in the aggregate; or

                     (b) up to seventy-five percent (75%) of the net value (after deduc tion of such reserves as Lender deems necessary or desirable) due on Eligible Receivables assigned to Lender to the extent the Receivables Debtor is the

              "BORROWING BASE CERTIFICATE" means the Certificate prepared on a monthly basis by Borrower in substantially the form of EXHIBIT 7.01(B)(I) attached hereto and by this reference incorporated herein.

              "BUSINESS DAY" means a day of the year on which banks are not required or authorized to close in Chicago, Illinois.

              "CHARGES" shall mean all national, federal, state, county, city, municipal, and/or other governmental (including, without limitation, the Pension Benefit Guaranty Corporation) taxes, levies, assessments, charges, liens, claims or encumbrances upon and/or relating to:

                     (a)    the Collateral;

                     (b)    the Obligations;

                     (c) Borrower's employees, payroll, income and/or gross receipts;

                     (d) Borrower's ownership and/or use of any of its assets; and/or

                     (e)    any other aspect of Borrower's business.

              "COLLATERAL" shall mean the total Assets of each Borrower, including the following, whether now owned or hereafter acquired by or on behalf of each Borrower:

                     (a)    All accounts, Receivables,  contract rights, general
intangibles, goodwill, trademarks, trade names, copyrights, patent rights, chattel paper, instruments, documents, acceptances, notes, drafts, inventory, goods, securities, deposits, cash, tax refunds, books, records, customer and supplier lists, ledgers, invoices, purchase and sales orders, data processing, computer and telecommunications systems, including software systems incidental thereto, insurance policies and certificates, guaranties, liens, and other personal property, and all proceeds, products, renewals, substitutions, replacements, additions and accessions thereto; and

                     (b) All monies, reserves, deposits, deposit accounts and interest or dividends thereon, securities, cash, and cash equivalents and other property now or at any time or times hereafter in the possession or under the control of Lender or its bailee; and

                     (c) All machinery, equipment, apparatus, appliances, furniture, furnishings, fixtures and supplies, whether now owned or hereafter acquired; and

                     (d) Any and all goodwill, trademarks, trade names, option rights, books and records, and general intangibles of Borrower; and

                     (e) Any and all rights of Borrower under any contracts executed by Borrower with any provider of goods or services for or in connection with any construction undertaken on or services performed or to be performed in connection with any property; and

                     (f) All proceeds, products, renewals, substitutions, replacements, additions and accessions to any of the other categories of Collateral contained in this definition; and

                     (g) All other Collateral or property with respect to which Borrower has or may hereafter grant to Lender a lien or security interest.

              "CREDIT COMMITMENT" means the Revolving Credit Commitment and the Term Credit Commitment, which shall be the maximum commitment of Lender hereunder.

              "DEBT SERVICE COVERAGE RATIO" means, for any period, for any Person the ratio determined by dividing (i) net income of such Person for such period plus interest expense (other than interest expense on subordinated indebtedness which is the subject of an intercreditor agreement with Lender), depreciation and amortization, by (ii) the principal and interest due on all Indebtedness (excluding subordinated indebtedness which is the subject of an intercreditor agreement with Lender) of such Person for such period, all determined in accordance with generally accepted accounting principles.

              "DEFAULT INTEREST RATE" shall mean three percent (3.0%) in excess of the otherwise applicable rate of interest set forth and payable as provided in the Notes and shall apply for the period of time after the Revolving Loan Maturity Date or the Term Loan Maturity Date, as the case may be, and/or after the occurrence of an Event of Default.

              "ELIGIBLE RECEIVABLES" shall mean those Receivables:

                     (a) which do not violate the warranties, representations and negative covenants contained herein;

                     (b)    which   comply   with  the   affirmative   covenants
contained herein;

                     (c) which are due within thirty (30) days after the date of the original invoice issued by Borrower and are fully paid within one hundred twenty (120) days after the date of the original invoice thereof; provided, however, in the event more than ten percent (10%) of the balance owing on all Receivables owed by a particular Receivables Debtor become or remain due more than ninety (90) days after the date of the original invoice therefor, all Receivables owed by that Receivables Debtor shall be ineligible;

                     (d) which arise from sales of Inventory or other goods to any Person made in the ordinary course of Borrower's business or from the rendering of services by Borrower and such services have been fully rendered or performed for any Person, unless such Person:

                     (i)    is an Affiliate of Borrower; or

                     (ii) has filed a petition for bankruptcy or other relief under the then existing Bankruptcy Code, made an assignment for the benefit of its creditors, suspended its business operations, become insolvent, suffered a receiver or trustee to be appointed for its assets or affairs or suffered a petition or other application for relief to be filed against it; or

                     (iii) is a supplier to or creditor of Borrower, unless such person has entered into an agreement with Lender waiving its rights of set-off or unless Borrower's obligations to such supplier or creditor are backed by a letter of credit acceptable to Lender, issued or confirmed by a bank acceptable to Lender; or

                     (iv) is located outside the continental United States, unless such sale is backed by a letter of credit acceptable to Lender, issued or confirmed by a bank acceptable to Lender; or

                     (v) is the United States of America or any department, instrumen tality, agency or political subdivision thereof; or

                     (vi) is a Receivables Debtor whose total Receivables, Eligible or otherwise, owed to Borrower, exceed a credit limit determined by Lender in its sole discretion;

                     (e) which the Receivables Debtor has not disputed nor objected to the goods or services of Borrower nor rejected, returned or refused to accept such goods or services nor made any claim with respect to any other Receivables due from such Receivables Debtor;

                     (f) which are not and may not become subject to any right of set- off, counterclaim or other defense on the part of the Receivables Debtor or to any claim on the part of the Receivables Debtor, unless the Receivables Debtor shall have entered into an agreement with Lender waiving such right of set-off, counterclaim of other defense;

                     (g) which do not arise out of a sale made on a bill-and-hold, guaranteed sale, sale on approval, consignment, or any other return or repurchase basis;

                     (h) which do not arise out of a contract containing a prohibition against assigning or granting a security interest therein;

                     (i) which do not arise from an invoice, statement or other evidence of indebtedness which has been re-dated;

                     (j) which are not, in Lender's sole judgment, an undue credit risk, or otherwise ineligible; and

                     (k) which are not subject to any lien or security interest whatsoever other than those liens and security interests granted to Lender.

                     Receivables which are at any time Eligible Receivables shall immediately cease to be Eligible Receivables at such time as said Receivables shall fail to meet any of the foregoing requirements and shall not thereafter be classified as Eligible Receivables until such time as said Receivables shall meet all of the foregoing requirements. No Receivables owing by a particular Receivables Debtor shall be considered Eligible Receivables if twenty-five percent (25%) or more of the aggregate amount of the Receivables owing by such Receivables Debtor, or an Affiliate of such Receivables Debtor, shall not be Eligible Receivables.

              "EVENT OF DEFAULT"  shall mean any of the events listed in Section
10.01 hereof.

              "FINANCIALS" shall mean those financial statements of Borrower and Guarantors which have heretofore been submitted to Lender.

              "GAAP" means generally accepted accounting principles as applied in the United States of America by the Financial Accounting Standards Board as may be amended from time to time.

              "GUARANTOR"   or   "GUARANTORS"   shall  mean,   individually   or
collectively, as the context so requires, Denis Mola, David Doerge, and Lloyd Singer, jointly and severally.

              "GUARANTY" shall mean that certain Personal Guaranty of even date herewith executed jointly and severally by Guarantors, as the same may be amended from time to time.

              "INDEBTEDNESS" means any obligation for borrowed money or credit extended, including any guaranty of borrowed money or credit extended, or any installment sale and capitalized lease obligation, incurred or assumed by any such Person.

              "INTERCREDITOR AGREEMENT" means the Intercreditor Agreement of even date herewith among Borrower, The Doerge Capital Collateralized Bridge Fund, L.P., a Delaware limited partnership, and Lender.

              "INVENTORY" shall mean any and all inventory of Borrower, whether now owned or hereafter acquired, including, without limitation:

                     (a) all goods manufactured or acquired for sale or lease, and any piece goods, raw materials, work in process and finished merchandise, goods, incidentals, office supplies, packaging materials, and any and all items, including machinery and equipment used or consumed in the operation of the business of Borrower and which contribute to the finished product or to the sale, promotion and shipment thereof, in which Borrower now or at any time hereafter may have an interest whether or not such inventory is listed in this Agreement or on any reports furnished to Lender from time to time; and

                     (b) all inventory whether or not the same is in transit or in the constructive, actual or exclusive occupancy or possession of Borrower or is held by Borrower or by others for Borrower's account, including, without limitation, all goods covered by purchase orders and contracts with suppliers and all goods billed and held by suppliers; and

                     (c) all inventory which may be located on the premises of Borrower or of any carrier, forwarding agents, truckers, warehousemen, vendors, selling agents or third parties; and

                     (d) all general intangibles relating to or arising out of the foregoing; and

                     (e) all proceeds and products of the foregoing resulting from the sale, lease or other disposition of inventory, including cash, accounts receivable, other non-cash proceeds and trade-ins.

              "LOAN" shall mean the Revolving Loan or the Term Loan, or both, as the case may be in accordance with Section 4.01 hereof.

              "LOAN  ACCOUNT"  shall have the  meaning  ascribed to such term in
Section 4.01(d) hereof.

              "NOTE" shall mean the Revolving Note or the Term Loan Note, as the case may be, or both.

              "OBLIGATIONS" shall mean and include all loans, advances, debts, liabilities, obligations, covenants and duties owing to Lender from Borrower of any kind or nature, present or future, whether or not evidenced by any note, guaranty or other instrument, whether arising by reason of an extension of credit, opening of a letter of credit, loan, guaranty, indemnification or in any other manner, whether direct or indirect (including those acquired by assignment), absolute or contingent, due or to become due, now existing or hereafter arising and however acquired. The term includes, without limitation, all interest, charges, expenses, fees, and any other sums chargeable to Borrower under this Agreement or any of the Other Agreements with Borrower. The term further includes, without limitation, all costs and expenses of attorneys engaged by Lender, including local counsel fees and costs and expenses incurred by paralegals and other staff employed by such attorneys, and further, the fees, costs and expenses of appraisers, consultants, accountants or other professionals engaged in connection with the drafting and preparation of this Agreement and the Other Agreements, and the administration, enforcement and defense of this Agreement, the Other Agreements or the relationships and security interest created thereunder, or the collection of the Obligations. The term further includes all out- of-pocket expenses incurred by Lender, and/or its agents or employees incurred with respect to this Agreement, the Other Agreements, the relationship and security interest created thereunder, or the administration, defense or enforcement thereof and the collection of the Obligations.

              "OTHER AGREEMENTS" shall mean all agreements, instruments and documents, including, without limitation, the Note, the Security Agreement, the Guaranty, the Intercreditor Agreement and all other notes, guaranties, mortgages, deeds of trust, pledges, powers of attorney, consents, assignments, contracts, letters of credit, notices,
security   agreements,   agreements  or  other  documents,   leases,   financing
statements, applications and all other written matter heretofore, now or hereafter executed by or on behalf of Borrower and delivered to Lender, or in connection with which Borrower may be indebted, the provisions of which are incorporated herein by reference.

              "PERSON" shall mean any individual, sole proprietorship, general, limited or other partnership, joint venture, limited liability company, trust, unincorporated organization, association, corporation, institution, entity, party or government (whether national, federal, state, county, city, municipal or otherwise, including, without limitation, any instrumentality, division, agency, body, political subdivision or departments thereof).

              "PRIME RATE" of Lender as announced by Lender from time to time in effect hereunder, on a floating basis, computed and payable monthly in arrears on the basis of actual days elapsed and a three hundred sixty (360) day year. The Prime Rate may not necessarily be the best rate charged by Lender. Any change in the Prime Rate shall become effective immediately on the day of the announced change in the Prime Rate.

              "RECEIVABLES" shall mean and include all of Borrower's present and future rights to payment for goods, merchandise or Inventory sold or leased or for services rendered, including, without limitation, those which are not evidenced by instruments or chattel paper, and whether or not they have been earned by performance, whether or not the same are listed on any schedules, reports or assignments furnished to Lender from time to time, or any letters of credit on which Borrower is named as beneficiary, contract rights, chattel paper, instruments, documents, insurance proceeds, and all such obligations whatsoever owing to Borrower, together with all instruments and all documents of title representing any of the foregoing, all rights in any goods, merchandise or Inventory which any of the same may represent, all rights in any returned or repossessed goods, merchandise and Inventory, and all right, title, security and guaranties with respect to each of the foregoing, including, without limitation, any right of stoppage in transit, replevin and reclamation and all other rights and remedies of an unpaid vendor or lienor, and any liens held by Borrower as a mechanic, contractor, subcontractor, processor, materialman, machinist, manufacturer, artisan or otherwise.

              "RECEIVABLES DEBTOR" shall mean that Person obligated to Borrower on any Receivable, whether one or more.

              "REVOLVING CREDIT COMMITMENT" means the lesser of the amount established under the Borrowing Base Certificate and Five Hundred Thousand and No/100 ($500,000.00).

              "REVOLVING INTEREST RATE" shall mean with respect to the Revolving a rate of interest established as set forth in Section 4.01 hereof.

              "REVOLVING LOAN MATURITY DATE" shall mean the earliest of (i) April 28, 2002 or (ii) the occurrence of an Event of Default hereunder.

              "REVOLVING NOTE" shall mean the Revolving Note of even date herewith in the principal amount of Five Hundred Thousand and No/100 Dollars ($500,000.00) to be executed by Borrower and payable to the order of Lender in the form of EXHIBIT 1.01 attached hereto and made part hereof and any and all extensions and renewals thereof, amendments thereto and substitutions or replacements therefor.

              "TERM LOAN CREDIT COMMITMENT" shall mean the one-time commitment by Lender to loan Borrower Eight Hundred Twenty-Seven Thousand Five Hundred and No/100 Dollars ($827,500.00).

              "TERM LOAN INTEREST RATE" shall mean with respect to the Term Loan a rate of interest established as set forth in Section 4.02 hereof.

              "TERM LOAN MATURITY DATE" shall mean the earliest of (i) April 28, 2002 or (ii) the occurrence of an Event of Default hereunder.

              "TERM LOAN NOTE" shall mean the Term Loan Note in the principal amount of Eight Hundred Twenty-Seven Thousand Five Hundred and No/100 Dollars ($827,500.00) to be executed by Borrower and payable to the order of Lender in substantially the form of EXHIBIT 1.01 attached hereto and made part thereof and any and all extensions and renewals thereof, amendments thereto and substitutions or replacements therefor.

              1.02 GENERAL. Unless otherwise specifically defined in this Agreement, any accounting terms used in this Agreement which are not specifically defined shall have the meanings customarily given them in accordance with Generally Accepted Accounting Principles. All other terms contained in this Agreement shall, unless the context indicates otherwise, have the meanings provided for by the Uniform Commercial Code in effect from time to time in the State of Illinois (the "Code") to the extent the same are defined therein.

                    Section 2. REPRESENTATIONS AND WARRANTIES

       Borrower makes the following representations and warranties to Lender and all future holders of any part of the Obligations. Such representations and warranties shall be true throughout the entire term of this Agreement and thereafter so long as any of the Obligations remain unpaid.

       2.01 PLACES OF BUSINESS. The chief place of business of each Borrower is as set forth on the first page of this Agreement. Borrower has other places of business solely at the locations identified in SCHEDULE 2.01 attached hereto. Borrower shall provide Lender with written notice at least thirty (30) days prior to any change in, addition to, or discontinuance of Borrower place(s) of business.

       2.02 STATUS. Borrower is, and at all times hereafter shall be, a corporation duly organized, validly existing and in good standing under the laws of the state of incorporation and qualified or licensed to do business in good standing in all states in which the laws therefor require Borrower to be so qualified and/or licensed.

       2.03 AUTHORIZATION. Borrower has the right, power and capacity and is duly authorized to (i) execute and deliver this Agreement and the Other Agreements, (ii) perform Borrower's obligations hereunder and thereunder and
(iii) subject the Collateral to the lien and security interest of Lender. The execution and delivery of this Agreement and the Other Agreements, and the consummation of the transactions contemplated hereby and thereby, have been duly authorized by all appropriate action by Borrower and no other action is required with respect thereto. This Agreement constitutes, and the Other Agreements when executed and delivered pursuant hereto will constitute, the duly authorized, valid and legally binding obligation of Borrower. This Agreement is, and the Other Agreements when executed and delivered pursuant hereto will be, enforceable strictly in accordance with their respective terms.

       2.04 CONFLICTS. The execution and delivery of this Agreement and the Other Agreements, and the performance by Borrower of its obligations under this Agreement (including the pledge of Collateral) and the Other Agreements, do not and will not conflict with the provisions of (i) any law, order, rule, regulation, writ, injunction or decree, now or hereafter in effect, of any government, governmental instrumentality or agency or court having jurisdiction over Borrower or Borrower's assets; (ii) the articles of incorporation, bylaws, shareholders agreement or similar document of Borrower; or (iii) any contract, agreement, deed, commitment or other instrument binding upon Borrower or Borrower's assets, or give cause for acceleration of any indebtedness of Borrower. Without limiting the generality of the foregoing, Borrower is not in default under any contract, agreement, deed, commitment or other instrument to which it is a party or by which it is bound.

       2.05 FINANCIALS AND INFORMATION. The Financials and other information which Borrower has submitted to Lender to induce it to make and continue in force the Obligations have been prepared from its books and records and accurately present the financial condition of Borrower as of the date thereof and for the periods ending and the respective dates stated therein. There have been no material adverse changes in either Borrower's financial condition or business since the date as of which the most recent Balance Sheet submitted to Lender was prepared. As of the date of said Financials and other information, Borrower did not have any material contingent liabilities which were not provided for or disclosed in the aforesaid Financials and other information. Borrower has not sold or otherwise disposed of any of its assets or properties described in the aforesaid Financials and other information other than for fair consideration actually received. The Financials and other information submitted by each Guarantor accurately present the financial condition of each such Guarantor as of the respective dates stated therein, and there have been no material adverse changes in such financial condition since such dates.

       2.06 LIENS AND ENCUMBRANCES. Except as expressly disclosed in the Financials and this Agreement, none of the properties or assets of Borrower is subject to any mortgage, pledge, lien, encumbrance or security interest other than liens created in favor of Lender.

       2.07 CONTINGENT LIABILITIES. Borrower is not a party to any suretyship, guaranty, or other similar type agreement; nor has it offered its endorsement to any individual concern or acted or failed to act in any manner which would in any way create a contingent liability that does not appear in the Financials. Borrower has no pending obligations or liabilities, except trade payables arising since the date of the Financials in the ordinary course of business, which would adversely affect its business operations or the Collateral.

       2.08 USE OF PROCEEDS. The proceeds of the advances contemplated hereunder shall be used for the purposes specified in 815 ILCS 205/4(1)(c), and the advances contemplated hereunder constitute business loans which come within the purview of 815 ILCS 205/4(1)(c).

       2.09 OTHER IDENTITY. During the preceding five (5) years, Borrower has not been known by or done business under any other name, corporate or fictitious.

       2.10 TAXES AND ASSESSMENTS. No claims for past due taxes are presently being asserted against Borrower, and Borrower is not aware of any factual basis for the assertion against it of any claim for past due taxes which, if decided adversely to Borrower, would have a material adverse effect on the financial condition of Borrower. Borrower has filed all federal, state and local tax returns required to be filed by it prior to the date hereof and has paid, or made adequate provisions for the payment of, all taxes and other sums which have or may become due pursuant to such returns or to any assessments heretofore received by it. Borrower has established adequate reserves for the payment of all federal, state and local income taxes, if any, the payment of which is not yet due. Borrower has not executed any presently effective waiver extending the period of the applicable statute of limitations in respect to any liability for federal income taxes.

       2.11 LITIGATION. Borrower is not a party to (or, to the best knowledge of Borrower, threatened with) any claims, legal actions or other proceedings before any court or administrative department or agency. To the best knowledge of Borrower, Borrower is not aware of any factual occurrences that would reasonably afford a basis for any material adverse cause of action or claim against Borrower, the Collateral or the business carried on by Borrower.

       2.12 BANKRUPTCIES. During the preceding five (5) years, Borrower has not filed or had filed against it any bankruptcy, receivership or similar petitions nor has it made any assignments for the benefit of creditors.

       2.13 CONTRACTS. No contract, governmental or otherwise, to which Borrower is a party, is subject to renegotiation, nor is Borrower in default under any material contract.

       2.14 COLLECTIVE BARGAINING AGREEMENTS, EMPLOYEE BENEFIT PLANS. Except as described on SCHEDULE 2.14 attached hereto, Borrower is not a party to any collective bargaining, union or pension plan agreement. Borrower has provided Lender with copies of all such agreements.

       2.15 ERISA COMPLIANCE. Except as described on SCHEDULE 2.14: (a) Borrower is not an "employee benefit plan" (within the meaning of Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended from time to time ("ERISA"), to which ERISA applies, and Borrower's assets do not constitute assets of any such plan; (b) neither Borrower nor any of its Affiliates is a party to any plan defined and regulated under ERISA or under Section 4975 of the Internal Revenue Code of 1986, as amended, and (c) none of the assets of Borrower or any Affiliate are "plan assets" as defined in 29 C.F.R. Section 2509.75-2 or Section 2510.3-101. No fact, including, without limitation, any "Reportable Event", as that term is defined in Section 4043 of ERISA exists in connection with any pension plan (herein called a "Plan") of Borrower which might constitute grounds for termination of any such Plan by the Pension Benefit Guaranty Corporation or for the appointment by the appropriate United States District Court of a trustee to administer any such Plan. No "Prohibited Transaction" within the meaning of Section 406 of ERISA exists or will exist upon the execution and delivery of this Agreement or the performance by the parties hereto of their respective duties and obligations hereunder. Borrower agrees to do all acts, including, without limitation, to make contributions necessary to maintain compliance with ERISA and agrees not to terminate any such Plan in a manner or do or fail to do any act which could result in the imposition of a lien on any property of Borrower pursuant to Section 406B of the ERISA. Borrower has incurred no withdrawal liability under the Multiemployer Pension Plan Amendment Act of 1980, as the same may be amended from time to time.

       2.16 RICO. There are no suits, actions or proceedings pending (or, to the best knowledge of Borrower, threatened) against Borrower, any of its partners, shareholders, Affiliates or any Guarantor under the Racketeer Influenced and Corrupt Organizations Act of 1970 or any other federal or state law, for which forfeiture of assets is a potential penalty (a "RICO Related Law").

       2.17 COMPLIANCE WITH LAWS AND REGULATIONS. Borrower is not in violation of any notice, order, petition or similar document in connection with or arising out of any environmental, health or safety law, regulation or order, and knows of no basis for any such violation or threat thereof. Borrower is not in violation of any other federal, state or local law, regulation or order. Borrower covenants that it shall file or cause to be filed in a timely manner all reports, applications, estimates, licenses and other documents required by any governmental authority.

       2.18 LICENSES, PERMITS. Borrower requires no license, permit or other permission from any governmental, agency or subdivision thereof, or from any licensing entity, other than those listed in SCHEDULE 2.18(i) attached hereto, which Borrower represents to be in good standing and in full force and effect. Borrower possesses adequate licenses, patents, patent applications, copyrights, trademarks, trademark applications, and trade names to continue to conduct its business as heretofore conducted by it.

       2.19 OWNERSHIP OF COLLATERAL. Borrower has, or as to any and all Collateral hereafter acquired will have, and shall continue to have, good, indefeasible and marketable title to and ownership of the Collateral, free and clear of all mortgages, pledges, liens, encumbrances and security interests other than liens and security interests created in favor of Lender or as expressly permitted hereunder. Borrower will not, without the prior written consent of Lender, sell, transfer, convey, lease, assign or otherwise dispose of any Collateral (other than Inventory sold or leased in the ordinary course of business), or permit anything to be done that may impair the value of any of the Collateral or the security intended to be afforded hereby, or create or permit to exist any mortgage, pledge, lien, encumbrance or other security interest in any Collateral other than the lien created pursuant to this Agreement and any other liens created in favor of Lender. Borrower shall pay promptly when due all taxes and assessments upon the Collateral or for its use or operation and, if requested in writing by Lender, shall deliver to Lender, within ten (10) days after such request, a receipt or other evidence satisfactory to Lender of the payment thereof. Lender will have, so long as any of the Obligations remain unpaid, a good and valid lien upon the Collateral prior to the rights of all third parties whomsoever and Borrower will defend the Collateral against all claims and demands of all such third parties. Borrower is fully authorized to sell, transfer, pledge and/or grant a security interest in each and every item of the Collateral to Lender; all documents and agreements shall be true and correct and in all respects what they purport to be; all signatures and endorsements that appear thereon shall be genuine and all signatories and endorsers shall have full capacity to contract; none of the transactions underlying or giving rise to the Collateral shall violate any applicable state or federal laws or regulations; all documents relating to the Collateral shall be legally sufficient under such laws or regulations and shall be legally enforceable in accordance with their terms; and Borrower agrees to defend the Collateral against the claims of all persons other than Lender. If the Collateral, or any part thereof is at any time in any manner converted by its issuer or maker into another type of property or any money or other proceeds ever be paid or delivered to Borrower as a result of Borrower's rights in the Collateral, then, in any such event, all such property, money and other proceeds shall become part of the Collateral, and Borrower covenants to forthwith pay or deliver to Lender all of the same which is susceptible of delivery and, at the same time, if Lender deems it necessary and so requests, Borrower will properly endorse or assign the same. With respect to any of such property of a kind requiring any additional security agreement, financing statement or other writing to perfect a security interest therein in favor of Lender, Borrower will forthwith execute and deliver to Lender whatever Lender shall deem necessary or proper for such purpose.

       2.20 ADDITIONAL INSTRUMENTS. Borrower shall from time to time do whatever Lender may reasonably request by way of obtaining, executing, delivering and filing financing statements, landlord's or mortgagee's waivers, and other notices, agreements, documents, instruments and amendments and renewals thereof, and Borrower will take any and all steps and observe such formalities as Lender may request in order to create and maintain a valid and enforceable first lien upon, pledge of, and paramount security interest in, any and all of the Collateral. Lender is authorized to file financing statements without Borrower's signature or to execute and file such financing statements on Borrower's behalf as specified by the Code to perfect or maintain its security interest in all of the Collateral. Borrower agrees that a carbon, photographic, photostatic, or other reproduction of this Agreement or of a financing statement is sufficient as a financing statement. All charges, expenses and fees Lender may incur in filing any of the foregoing, together with costs and expenses of any lien search reasonably required by Lender, and any taxes relating thereto, shall be charged to Borrower's Loan Account and added to the Obligations.

       2.21 BORROWER'S FINANCIAL CONDITION. Borrower now has and shall have at all times hereafter capital sufficient to conduct its current business and other transactions and those in which it may hereafter engage. Borrower is now and at all times hereafter shall be solvent and able to pay its debts as they become due. Borrower now owns property having a value, both at fair valuation and at present fair salable value, greater than the amounts required to pay Borrower's debts.

       2.22 OWNERSHIP OF RECEIVABLES. Borrower is the true and lawful owner of its Receivables, and has, or at the time each Receivable comes into existence will have, good and clear title to each Receivable, subject to Lender's rights thereto. Each Receivable is, or at the time it comes into existence will be, a true and correct statement of:

              (a)    the bona fide indebtedness of each Receivable Debtor; and

              (b) the amount owing for merchandise or goods sold and delivered to, or for services performed for and accepted by, such Receivable Debtor. There are and will be no defenses, counterclaims, discounts or set-offs that may be asserted against Eligible Receivables.

       2.23 MACHINERY AND EQUIPMENT AND VEHICLES. Borrower covenants and agrees to notify Lender, in writing, no later than ten (10) Business Days prior to the transfer of any item of machinery, equipment or vehicles to any state other than that where it is located at the date of this Agreement when such transfer is likely to be for a period of more than ninety (90) days. Such writing shall identify the item, the point to which it is being transferred and such other information as Lender may require.

       2.24 TRUTHFUL INFORMATION. All information with respect to the Collateral set forth in any exhibit, schedule, certificate or any writing at any time heretofore or hereafter furnished by Borrower to Lender is and will be true and correct as of the date furnished. Neither this Agreement nor any such other documents, certificates, statements or writings delivered or made to Lender by or on behalf of Borrower in connection with the transactions contemplated hereby contains any untrue statement of a material fact or omits to state a material fact necessary in order to make any statement contained herein or therein not misleading in light of the circumstances in which such statement was made.

       2.25 FINANCING STATEMENTS. No financing statements covering any of the Collateral which have not been released, other than those filed by and in favor of Lender, are on file in any public office. Other than in favor of Lender, no other security agreement covering the Collateral, or any part thereof, has been made and no security interest, other than the one herein created, has attached or been perfected in the Collateral or in any part thereof.

       2.26 AGREEMENTS. Borrower has not made, nor will Borrower at any time without obtaining the prior written consent of Lender make, any agreement which prohibits or restricts the pledging or creating of liens upon any of the Collateral.

       2.27 DEFAULTS. After giving effect to any proposed borrowing, (i) no Event of Default or event, which with the giving of notice or the passage of time, or both, could give rise to an Event of Default, shall have occurred and shall be continuing, and (ii) no litigation, arbitration or governmental proceeding or investigation is pending or known by Borrower or Lender to be threatened against Borrower, which, in the sole opinion of Lender, is likely to affect materially and adversely the financial condition or business of Borrower or impair the ability of Borrower to perform its obligations under this Agreement or under any of the Other Agreements.

       Each loan or advance made pursuant to a request by Borrower shall be deemed to constitute a representation and warranty by Borrower to Lender that each of the representations, warranties and covenants of Borrower contained in this Agreement are true and correct as of the date of such loan or advance with the same force and effect as though made on the date of such loan or advance.

                              Section 3. COVENANTS

       Borrower  makes  the  following   covenants  which  shall  be  in  effect
throughout the term of this Agreement and so long as any Obligations remain unpaid:

       3.01 EXISTENCE. Borrower shall: (a) maintain and preserve its corporate or company existence, and its right to carry on its business; (b) duly procure all necessary renewals and extensions thereof; (c) carry on and conduct its business in substantially the same manner and in substantially the same fields as such business is now and has heretofore been carried on and conducted; and
(d) use its best efforts to maintain, preserve and renew all rights, powers, privileges and franchises which continue to be advantageous to Borrower.

       3.02 MAINTENANCE OF COLLATERAL. Borrower shall maintain, preserve and keep the Collateral and all other assets and properties in good repair, working order and condition and make all necessary and proper renewals, replacements, additions and improvements thereto. Borrower shall take any and all steps required in the judgment of Lender to protect the Collateral and in pursuance thereof Borrower agrees that the Collateral:

              (a) shall be kept solely at the principal business office and other addresses set forth or referred to in Section 2 hereof for Borrower and shall be used only in the conduct in the ordinary course of Borrower's business;

              (b) shall not be misused, wasted or allowed to deteriorate, except for the ordinary wear and tear resulting from its use, as aforesaid;

              (c) shall at all times be insured against loss, damage, theft and such other risks as Lender may require in such amounts, with such companies, with such deductibles, under such policies, in such form and for such periods as shall be satisfactory to Lender, and each such policy shall provide that the loss thereunder and the proceeds payable thereunder shall be payable to Lender as its interest may appear, and Lender may apply any proceeds of such insurance which may be received by Lender toward the payment of the Loans;

              (d) shall not be used in violation of any applicable statute, law, rule, regulation or ordinance; and

              (e) may be examined and inspected by Lender at any time, wherever located.

       3.03 COMPLIANCE AND PAYMENTS. Borrower shall comply with all applicable federal, state and local statutes, rules and regulations. Borrower shall comply promptly with any request of Lender not inconsistent with this Agreement that Lender from time to time may deem necessary to protect its security interest and other rights under this Agreement. Borrower will cause all payments to be made as required hereunder and under the Other Agreements. Borrower will promptly and fully perform and discharge all of the agreements and indebtedness of Borrower under or in connection with this Agreement and the Other Agreements and will refrain from doing any act or acts that would violate any covenant or agreement thereunder.

       3.04 OTHER AGREEMENTS. Borrower will: (a) execute or cause to be executed, at the request of Lender, such financing statements, notices of lien, notices of assignment (and continuations or amendment of any of the foregoing) and other documents deemed necessary by Lender; (b) pay the cost of filing or recording in all public offices deemed reasonably necessary by Lender; pay any taxes or other fees payable upon such filing or recording; and (c) do such other acts and things, all as Lender may from time to time reasonably request, to establish and maintain a valid security interest in the Collateral free of all other liens, claims and rights of third parties whatsoever and to otherwise carry out the intent hereof. Borrower hereby constitutes and appoints Lender its true and lawful attorney-in-fact, in the place and stead of Borrower and with full power of substitution, either in Lender's own name or in the name of Borrower, to execute such financing statements and other documents and pay such costs as Borrower is obligated to execute and pay pursuant to this paragraph. Borrower agrees to reimburse Lender on demand for any payment so made pursuant to this paragraph, and until such repayment, the amount so paid by Lender shall be added to the principal amount of the Loan. The appointment hereunder by Borrower of Lender as its attorney-in-fact is irrevocable and coupled with an interest.

       3.05 REIMBURSEMENT. Borrower shall reimburse Lender for all expenses, costs and disbursements, including, without limitation, reasonable attorneys' fees and other legal costs and expenses, incurred or made by Lender in seeking to enforce any rights to the Collateral and, upon the occurrence of an Event of Default, incurred or made by Lender in seeking to collect the Obligations and to otherwise enforce its rights hereunder.

       3.06 INSPECTION OF BOOKS AND RECORDS. Borrower shall permit Lender, its agents or assigns, from time to time during business hours to inspect and audit Borrower's books, records, accounts and all other papers in the possession of Borrower pertaining to the Collateral and to make copies thereof or extracts therefrom and to arrange for verification of Receivables, under reasonable procedures established by Lender, directly with the Receivable Debtors. Borrower shall deliver or cause to be delivered to Lender copies of any books, records, accounts and other papers, as shall be requested by Lender. Borrower acknowledges and agrees that Lender contemplates conducting at least one field audit annually. The cost of such inspection and/or audit shall be paid for by Borrower.

       3.07   BANKING  RELATIONSHIP.   Borrower  shall  maintain  its  principal
lending and depository relationships with Lender.

       3.08   INSURANCE. Borrower shall have and maintain at all times:

              (a) with respect to its property, including Inventory, insurance against risks of loss, damage, fire (including boiler insurance), theft, pilferage, and sprinkler leakage, and other risks covered under the so-called broad form all-risk policies as used from time to time in the state(s) where such property is located, and

              (b) with respect to motor vehicles, collision, comprehensive and bodily injury insurance, and

              (c) insurance against other risks (including, without limitation, product and umbrella liability) customarily insured against by companies engaged in businesses similar to that of Borrower or as Lender may from time to time request.

All insurance shall be in amounts satisfactory to Lender, and shall contain such terms, be in such form, be for such periods and be written by such companies as shall be satisfactory to Lender. Borrower shall cause Lender to be listed as a loss payee with a Long Form Lender's Loss Payable Clause acceptable to Lender. All policies shall provide for not less than thirty (30) days prior written cancellation notice to Lender and such policies shall, at the request of Lender, be deposited with Lender. In the event of failure to provide and maintain insurance as herein provided, Lender may, at its option, provide such insurance and charge the amount thereof to the appropriate Loan Account of Borrower. Borrower shall furnish to Lender Evidences of Insurance establishing compliance with the foregoing insurance provisions. Upon the occurrence of an Event of Default hereunder or under any of the Other Agreements, Lender is hereby appointed Borrower's attorney-in-fact, in the place and stead of Borrower and with full power of substitution, either in Lender's own name or in the name of Borrower, to make proofs of loss and claims for insurance, to receive insurance proceeds and to execute all documents, checks and drafts in connection with the payment of the insurance proceeds. Lender may apply any proceeds of such insurance which may be received by it toward payment of the Obligations, whether or not due, in such order of application as Lender may determine. The appointment hereunder by Borrower of Lender as its attorney-in-fact is irrevocable and coupled with an interest.

       3.09 TAXES AND CHARGES. Borrower will comply with all applicable statutes and governmental regulations and pay and discharge, when due, before any penalty attaches thereto for nonpayment thereof, all taxes, assessments and governmental charges of any kind now or hereafter levied upon or assessed against Borrower, the Collateral, any income therefrom or upon the subject of the security interest of Lender; provided, however, that Borrower shall not be required to pay any such taxes, assessments, or other governmental charges so long as Borrower shall in good faith contest the validity thereof, and if such contest is made, Borrower will provide for the payment of the taxes, assessments or other governmental charges so contested in a manner satisfactory to Lender. In the event Borrower, at any time, fails to pay such taxes, assessments and charges, or to obtain discharges, subject to the provision of the preceding sentence relative to contesting such items, Borrower shall so advise Lender thereof in writing and Lender may, in its sole discretion, without waiving or releasing any of the Obligations or liability of Borrower or any Event of Default, make such payment, or any part thereof, or obtain such discharge or take other action with respect thereto which Lender deems advisable. All sums so paid by Lender and any expenses incurred by Lender in connection therewith, including, without limitation, attorneys' fees, shall be immediately due and payable from Borrower to Lender.

       3.10 NOTICES TO LENDER. Borrower shall give immediate written notice to Lender of:

              (a) any substantial dispute that may arise between Borrower and any governmental regulatory body or law enforcement authority including, without limitation, any local governmental unit having jurisdiction over any of the locations identified as places of business of Borrower or any taxing authority;

              (b) any Event of Default or any event which, with the passage of time or the giving of notice, or both, would become an Event of Default;

              (c) any judicial, arbitral or administrative investigation or proceeding or litigation which could adversely affect Borrower, which shall be deemed to include all those where the amount claimed in any one suit or action is Ten Thousand Dollars ($10,000.00) or more;

              (d) any labor controversy resulting in or threatening to result in a strike or work stoppage against Borrower;

              (e) any proposal by any public authority to acquire the assets or business of Borrower;

              (f) the location of any Collateral at any place other than Borrower's places of business as identified on the schedule attached hereto, as may in accordance herewith be supplemented from time to time;

              (g) any proposed or actual change of Borrower's name, identity or corporate structure; and

              (h) any other matter which has resulted or may result in a material adverse change in Borrower's financial condition or operations.

       3.11 MERGER, SALE OR CONSOLIDATION. Without Lender's prior written consent, during the term of this Agreement or so long as any of Borrower's Obligations remain unpaid, Borrower shall not be a party to any sale, transfer, conveyance, lease or other disposition of all or substantially all of its assets except in the ordinary course of Borrower's business.

       3.12   OPERATION  OF  BORROWER'S  BUSINESS.   During  the  term  of  this
Agreement or so long as any of Borrower's Obligations remain unpaid:

              (a) DIVIDENDS/DISTRIBUTIONS/COMPENSATION. Borrower shall not declare, make or pay cash or stock dividends or distributions or set aside any funds for any such purpose in connection with any of Borrower's ownership or membership interests or make any distribution of Borrower's property or assets or make any loans, advances or extensions of credit to, or investments in, any Persons, including, without limitation, any of Borrower's Affiliates, officers or employees;

              (b) CAPITAL STRUCTURE. As applicable, Borrower shall not redeem, retire, purchase or otherwise acquire, directly or indirectly, any shares of any class of membership interests or other capital stock, grant or reserve options with respect to any membership interest or capital in Borrower or make any material change in Borrower's capital structure or in any of Borrower's business objectives, purposes or operations which might in any way adversely affect the repayment of the Obligations;

              (c) TRANSACTIONS WITH PERSONS. Borrower shall not purchase or otherwise acquire all or substantially all of the assets or stock of any Person;

              (d) TRANSACTIONS WITH AFFILIATES. Borrower shall not enter into, or be a party to any transaction with one of Borrower's Affiliates, except in the ordinary course of business and pursuant to the reasonable requirements of Borrower's business and upon fair and reasonable terms which are fully disclosed to Lender and are no less favorable to

Borrower than Borrower would obtain in a comparable arm's length transaction with a Person which is not Borrower's Affiliate and, further, Borrower, on behalf of itself and each of its Affiliates, hereby waives with respect to itself, its Affiliates and/or Lender, any common law, statutory or consensual rights to set off, cross credit or otherwise eliminate mutual obligations without the prior written consent of Lender;

              (e) OTHER TRANSACTIONS. Borrower shall not enter into any transaction which materially and adversely affects its business, operations, assets, or condition (financial or otherwise) or the Collateral or Borrower's ability to repay all Obligations or permit or agree to any extension, compromise or settlement or make any change or modification of any kind or nature with respect to any of the Receivables or any of the terms relating thereto;

              (f)    GUARANTIES.  Borrower shall not assume, guaranty,  become a surety for, pledge its credit on, otherwise become directly or indirectly responsible or liable in any manner with respect to the obligations, undertakings or liabilities of any Person, except the foregoing shall not apply to indemnification of managers, officers, directors and agents acting in the name and on behalf of Borrower to the extent permitted by the law of the state of organization of Borrower;

              (g) DEPOSITS/WITHDRAWALS. Except with respect to transactions otherwise permitted herein, Borrower shall not make deposits to or withdrawals from any of Borrower's deposit accounts for the benefit of any of its Affiliates;

              (h) ENCUMBRANCES. Except as otherwise permitted herein, Borrower shall not encumber, pledge, mortgage, grant a security interest in, assign, sell, transfer, convey, release, lease or otherwise dispose of, whether by sale, merger, consolidation, liquidation, dissolution or otherwise, any of Borrower's assets;

              (i) INDEBTEDNESS. Except in the ordinary course of Borrower's business and other than the Obligations, Borrower shall not create, incur or permit to exist any indebtedness for borrowed money or create or permit to exist any mortgage, pledge, lien or other encumbrance upon or security interest in any of the Collateral to or in favor of anyone and, to the extent that Lender may consent to an exception to the foregoing covenant, Borrower hereby covenants to cause such indebtedness and encumbrances to be subordinated to all of the Obligations and the rights of Lender under subordination agreements satisfactory to Lender in its sole discretion;

              (j) CAPITAL EXPENDITURES. Borrower shall not in the aggregate make or incur obligations for any capital expenditures in any fiscal year, including, without limitation, capitalized lease obligations, in an amount that exceeds Twenty-Five Thousand Dollars ($25,000.00);

              (k) CONTINGENT SALES. Borrower shall not make a sale to any customer on a bill-and-hold, guaranteed sale, sale and return, sale on approval, consignment, or any other repurchase or return basis;

              (l) BOOKS AND RECORDS. Borrower shall not remove its books and records concerning the Collateral, or the Collateral, from the locations as set forth in this Agreement or keep any of such books and records or the Collateral at any office other than its principal business locations as set forth in
Section 2 hereof, unless Borrower gives Lender written notice thereof (and referring to this provision of this Agreement) at least thirty (30) days prior thereto and the same is within the continental United States of America;

              (m) NAMES. Borrower shall not use any other corporation or fictitious name, except for the names disclosed in writing to Lender;

              (n) INVESTMENTS. Borrower shall not make, other than in the ordinary course of its business, any investment in the securities of any Person; provided, however, notwithstanding the foregoing, Borrower may make investments in certificates of deposits of Lender or of a banking institution insured by the Federal Deposit Insurance Corporation (the "FDIC"), if such deposits in other banking institutions are not in excess of the maximum amount insured by the FDIC;

              (o) MANAGEMENT. Borrower shall not make, whether voluntarily or involuntarily, any material change the Articles of Incorporation, bylaws, shareholders or other similar agreement of Borrower, as certified to Lender on the date hereof, or in the management of Borrower;

              (p) TYPE OF BUSINESS. Borrower shall not make any material change in the type of business it now conducts;

              (q) HEDGING AND MARGINS. Borrower shall not engage, and shall ensure that none of its officers, employees or agents do not engage, in any one or a series of speculative trades or strategies with respect to the business of Borrower; and

              (r) DEBT SERVICE COVERAGE RATIO. Maintain a combined Debt Service Coverage Ratio for each fiscal quarter commencing on June 30, 2001 equal to or greater than 1.25:1.00.

       3.13 INVENTORY. Upon the request of Lender, Borrower will prepare and submit to Lender on or before the fifteenth (15th) day of each calendar month during which any of the Obligations remain outstanding a statement showing the amount and location of its Inventory as of the last day of the preceding month and showing such other information as requested by Lender. Lender may examine and inspect the Inventory: (a) at any time during normal business hours prior to the occurrence of an Event of Default; and (b) at any time after the occurrence of an Event of Default. Borrower shall maintain a perpetual

Inventory. Borrower agrees to perform any and all reasonable steps requested by Lender to protect Lender's rights in the Inventory, including, without limitation, leasing warehouses to Lender or Lender's designee, placing and maintaining signs, appointing custodians, maintaining Inventory records, placing notations on Borrower's books of account to disclose Lender's security interest therein, delivering to Lender warehouse receipts covering that portion of Borrower's Inventory located in warehouses for which warehouse receipts are issued, transferring Inventory to warehouses designated by Lender, and if any Inventory is in the possession or control of any of Borrower's agents or processors, Borrower shall notify such agents or processors of Lender's security interest therein and upon request instruct them to hold all such Inventory for Lender's account and subject to Lender's instructions. Borrower will deliver to Lender a negotiable document of title covering any Inventory becoming subject thereto and any letters of credit on which Borrower is named as beneficiary. From time to time, at Lender's request, Borrower shall execute and deliver to Lender written confirmations pledging to Lender the Inventory described in any such listings or otherwise; provided, however, Lender's failure to execute and deliver such confirmatory instruments shall not affect or limit Lender's security interest and other rights in and to the Inventory. Until all of the Obligations have been fully satisfied or released, Lender's security interest in the Collateral, whether now owned or hereafter acquired, and all proceeds and products thereof, shall continue in full force and effect. Within two (2) days of Lender's request therefor, Borrower shall execute and deliver to Lender schedules of Inventory specifying Borrower's cost of Inventory and such other matters as Lender may reasonably request.

       3.14 RECEIVABLES. On or before the fifteenth (15th) day of each month during which any of the Obligations remain outstanding, Borrower will prepare and submit to Lender a statement showing the age and reconciliation of Receivables for the preceding month, which statement shall be in such form and detail as Lender may require. Borrower covenants to give prompt notice to Lender of any information received by Borrower concerning the Receivables, the
Receivables Debtors or other Persons obligated on Receivables that may materially affect the value thereof or the rights and remedies of Lender with respect thereto. If any Receivable becomes evidenced by a promissory note, trade acceptance or any other instrument for the payment of money, Borrower will immediately thereafter deliver such instruments to Lender, appropriately endorsed to Lender, and regardless of the form of presentment, demand, notice of dishonor, protest, and notice of protest with respect thereto, Borrower will remain liable thereon until such instrument is paid in full. Borrower unconditionally guarantees the payment in full of all Receivables and agrees that upon the failure of any Receivable Debtor to pay within ninety (90) days of the invoice date of any Eligible Receivable, such Eligible Receivable shall be considered in default, and Borrower will pay to Lender the unpaid balance thereof; provided, however, that any such payments need not be made if Borrower shall have Eligible Receivables, Inventory and other Collateral reasonably acceptable to Lender to maintain the aggregate outstanding balance of the Obligations at an amount not to exceed the Borrowing Base.

       3.15 ERISA. Borrower shall not assign, sell, pledge, encumber, transfer, hypothecate or otherwise dispose of its interest or rights in this Agreement or attempt to do any of the foregoing or suffer any of the foregoing, not shall any Affiliate of Borrower assign, sell, pledge encumber, transfer, hypothecate or otherwise dispose of any of its interest or rights in Borrower, attempt to do any of the foregoing or suffer any of the foregoing, if such action would cause the Loan, or the exercise of any of Lender's rights in connection therewith, to constitute a prohibited transaction under ERISA or the Internal Revenue Code (unless Lender agrees in writing that the transaction is exempt from the prohibited transaction provisions of ERISA and the Internal Revenue Code based on certain representations, warranties, indemnities and other agreements from Borrower or its transferee(s)) or otherwise result in Lender being deemed in violation of any applicable provisions of ERISA. Borrower indemnifies and holds Lender free and harmless from and against all losses, costs (including consequential damages) and expenses Lender may suffer by reason of the investigation, defense and settlement of claims and in obtaining any prohibited transaction exemption under ERISA necessary or desirable, in Lender's sole judgment, or by reason of a breach of the foregoing prohibitions. The foregoing indemnification shall survive repayment of the Obligations.

       3.16 ASSIGNMENT. Borrower shall not assign, attempt to assign or suffer the assignment of any of its rights under this Agreement either voluntarily or by operation of law.

       3.17 ADDITIONAL INFORMATION. Borrower shall furnish Lender with such additional information (including, without limitation, non-financial information) concerning Borrower or the Collateral (or any Guarantor), as Lender may from time to time reasonably request.

       3.18 INDEMNIFICATION. Borrower shall indemnify and hold Lender, its successors and assigns, harmless from and against any losses, costs, damages, penalties, forfeitures, claims or expenses (including, without limitation, attorneys' fees and legal expenses) related to or arising from the ownership or use of the Collateral or any portion thereof, including, without limitation, any claims of third parties relating to the infringement of copyright or other proprietary interests in the Collateral or the unlicensed or unauthorized use thereof. Borrower shall have the right to defend against any claim for which Lender seeks indemnity hereunder provided that such defense is instituted and maintained in good faith, with counsel satisfactory to Lender.

       The delivery at any time by Borrower to Lender of the Collateral Reports described above shall constitute a representation and warranty by Borrower under this Agreement that, with respect to such Collateral, and each item thereof, Borrower is owner of the Collateral and the matters heretofore represented and warranted in this Section 3 are true, complete and correct. Further, Borrower, at the request of Lender, agrees to amend this Agreement and any and all financing statements filed in connection therewith for the purpose of setting forth in said Agreement and said financing statements an accurate and itemized list, when known, of the Collateral now generally described herein and in said financing statements and to include in said accurate and itemized list an identification of the Collateral by make, model, serial number and other appropriate descriptive data.

                                 Section 4. LOAN

       4.01   AGREEMENT TO BORROWER AND LEND THE REVOLVING LOAN

              (a) Revolving Loans; Credit Commitment. Subject to the terms and conditions of this Agreement, Lender, in its sole discretion, may make advances to Borrower under the Loan on a revolving basis consisting of a loan or loans in an amount or amounts not to exceed the lesser of the (i) Revolving Credit Commitment or (ii) Borrowing Base, available for Borrower's use at Borrower's request from time to time during the course of this Agreement. Each such advance hereunder shall be called a "Loan" and all such advances shall be called the "Loans".

              (b) Monthly Borrowing Base; Advances. The amounts allowable under the Loan shall be determined by reference to the monthly Borrowing Base certificate, provided that Lender, at any time, in its sole discretion, may suspend the restrictions of the Borrowing Base, and further provided that nothing contained herein shall require Lender to advance such loans or extend such credit to Borrower except in the exercise of the reasonable discretion of Lender. Each loan or advance made by Lender to Borrower pursuant to this Section
4.01 may or may not (at Lender's sole and absolute discretion) be evidenced by promissory notes or other instruments issued or made by Borrower in favor of Lender. Where such loans or advances are not so evidenced, such loans and advances shall be evidenced solely by entries upon Lender's books and records. Requests by Borrower for loans or advances shall be made in writing at least three (3) Business Days prior to each proposed advance on forms acceptable to Lender, but, at Lender's sole discretion, Lender may make an advance to Borrower upon the oral request of Borrower, subject to confirmation by Borrower in writing. Each such request by Borrower for a loan or an advance shall be accompanied or preceded by certificates setting forth, in form and substance satisfactory to Lender, the amount of Eligible Receivables upon which the requested loan or advance is to be based.

              (c) Overadvance. If at any time the aggregate unpaid balance of all Obligations of Borrower hereunder exceeds the Borrowing Base, Borrower will immediately pay Lender the amount of such excess. All Obligations of Borrower shall constitute one loan secured by Lender's security interest in the Collateral and by all other security interests, liens, claims and encumbrances now or hereafter granted by Borrower to Lender.

              (d) Loan Account. The amount of each loan or advance made under the Loan by Lender to Borrower shall be credited by Lender to a "Loan Account" maintained by or on behalf Borrower at Lender. Lender shall debit the Loan Account (or Borrower's general disbursement account if maintained with Lender or a participant of Lender) for all fees, charges, expenses and other items chargeable to Borrower. Without limiting any other provision contained herein, Borrower in all events promises to pay Lender on or before the Maturity Date or the day upon which there occurs a default, expiration or termination of this Agreement, the current balance of the Loan Account. All collections shall be applied in such order as Lender in its sole discretion deems appropriate.

              (e) Interest Rate. Borrower further agrees to pay interest on the monthly balance of the Loan Account (which interest shall be charged to the Loan Account) at the rate per annum equal to the "Prime Rate" of Lender as announced by Lender from time to time in effect hereunder PLUS one percent (1%) and, after (i) the Revolving Loan Maturity Date or (ii) the occurrence of an Event of Default hereunder, at the rate otherwise in effect under the terms hereof plus three percent (3%) (the "Default Interest Rate") on a floating basis, computed and payable monthly in arrears on the basis of actual days elapsed and a three hundred and sixty (360) day year. Borrower shall pay all interest monthly in arrears beginning on the last Business Day of the month after the first loan is made hereunder and continuing on the last Business Day of each calendar month thereafter until all amounts due under this Agreement have been paid in full. Lender is hereby authorized to debit Borrower's Loan Account, as of such day of such calendar month, for the interest and other charges accruing hereunder.

              (f) Interest Payments. Borrower shall pay all interest monthly in arrears beginning on the last Business Day of the month after the first loan was made hereunder and continuing on the last Business Day of each calendar month thereafter until all amounts due under this Agreement have been paid in full. Lender is hereby authorized to debit Borrower's Loan Account, as of such day of such calendar month, for the interest and other charges accruing hereunder. All collections shall be applied in such order as Lender in its sole discretion deems appropriate

       4.02   AGREEMENT TO BORROWER AND LEND THE TERM LOAN

              (a) Borrower hereby promises to pay to the order of Lender the principal sum of Eight Hundred Twenty-Seven Thousand Five Hundred And No/100 Dollars ($827,500.00), in lawful money of the United States of America, and to pay interest on the balance of principal from time to time outstanding and unpaid hereon from the date hereof until the maturity hereof (whether by lapse of time, acceleration or otherwise) at the rate per annum equal to the "Prime Rate" of Lender as announced by Lender from time to time in effect hereunder PLUS one and twenty-five one hundredths of one percent (1.25%) and the rate per annum equal to the Prime Rate of Lender as announced by Lender from time to time in effect plus three percent (3%) (the "Default Interest Rate") after the occurrence of an Event of Default hereunder, on a floating basis, computed and payable monthly in arrears on the basis of actual days elapsed and a three hundred and sixty (360) day year.

              (b) Installments of interest only shall be paid monthly in arrears commencing on and continuing thereafter on the last day of each successive calendar month. Borrower shall make a one-time principal payment on the Term Note of not less than One Hundred Thousand and No/100ths Dollars ($100,000.00) on or before July 29, 2001. Installments of principal in the amount of Fifteen Thousand and 00/100 Dollars ($15,000.00), plus interest on the outstanding principal amount of the Term Note shall be paid monthly in arrears commencing on the last day of each successive calendar month thereafter through and including March 31, 2002. (the "Term Maturity Date"). Borrower shall make a final payment of all accrued, unpaid interest, together with the outstanding principal balance of the indebtedness evidenced hereby, on the Maturity Date

              (c) This Term Note is secured by, among other things, with a blanket lien on the Assets.

              (d) Borrower may prepay the Term Loan, in whole but not in part, upon thirty (30) days prior written notice.

       4.03 USURY. It is the intent of the parties that the rate of interest and all other charges to Borrower be lawful; therefore, if for any reasons the payment of a portion of interest or charges as required by this Agreement would exceed the limit established by applicable law, then the obligation to pay interest or charges shall automatically be reduced to such limit and if any amounts in excess of such limit shall have been paid, then such amount shall be applied to the unpaid principal amount of the Obligations of Borrower to Lender or refunded so that under no circumstances shall interest or charges required hereunder exceed the maximum rate allowed by law.

       4.04 STATEMENT OF ACCOUNT. At least once each month during the term of this Agreement, Lender shall render to Borrower a statement of account which statement shall be presumed correct and accurate and shall constitute an account stated between Lender and Borrower unless thereafter waived in writing by Lender in its sole discretion or unless Borrower notifies Lender in writing to the contrary within twenty (20) days after the date on which said statement was sent to Borrower, specifying the errors or omissions therein, provided that Lender's failure to render such statement shall not be considered a breach of this Agreement.

       4.05 TERMS OF REPAYMENT; WAIVERS. All Obligations or any portion thereof incurred under this Agreement or the Other Agreements shall be payable by Borrower at Lender's address set forth in this Agreement, or at such address as Lender from time to time may give notice of to Borrower. Recourse to security will not be required at any time. Borrower waives presentment and protest of any instrument and notice thereof, notice of default and, to the extent permitted by applicable law, all other notices to which Borrower might otherwise be entitled. Lender shall have the continuing and exclusive right to apply or reverse and re-apply any and all payments to any portion of the Obligations. To the extent that Borrower makes a payment or payments to Lender or Lender receives any payment or proceeds of the Collateral for Borrower's benefit, which payment or payments of proceeds or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside and/or required to be repaid to a trustee, borrower in possession, receiver or any other party under any bankruptcy law, state or federal law, common law or equitable cause, then, to the extent of such payment or proceeds received, the Obligations or part thereof intended to be satisfied shall be revived and continue in full force and effect, as if such payment or proceeds had not been received by Lender.

                 Section 5. CONDITIONS PRECEDENT TO INITIAL LOAN

       As a condition precedent to the right of Borrower to obtain the Loan hereunder, Borrower shall deliver or cause to be delivered to Lender, prior to or contemporaneously with the disbursement of the initial loan or advance hereunder, the following:

              (a) one original of the Term Note and Revolving Note duly executed by Borrower;

              (b)    one  original  of  the  Guaranty   duly  executed  by  each
Guarantor;

              (c) such Uniform Commercial Code financing statements duly executed by Borrower as Lender may require in connection with the perfection of its security interest in the Collateral;

              (d) state and county Uniform Commercial Code, bankruptcy, tax lien, pending litigation and judgment searches of Borrower and Guarantors (and any other Person as requested by Lender), which reflect no liens or other issues upon or with respect to the party named therein which are unacceptable to Lender in its sole judgment, the cost of which searches is to be paid by Borrower;

              (e) with respect to Borrower: (i) a copy, certified to be true and complete by an officer of Borrower, of the articles of incorporation, including all amendments thereto, of Borrower, the bylaws and the shareholders or similar agreement, including all amendments thereto, of Borrower; (ii) resolutions executed by the Board of Directors of Borrower required for approving and authorizing the execution and delivery of this Agreement, the Other Agreements and the transactions contemplated hereby; (iii) a certificate of the Secretary of State in which its been incorporated evidencing the good standing of Borrower; and (iv) a certificate duly executed by an officer of Borrower setting forth the names of the officers of Borrower who are authorized to execute and deliver this Agreement and the Other Agreements and any and all documents to be delivered pursuant hereto, which certificate shall certify that the individuals named therein are authorized signatories of Borrower and shall set forth a specimen of the signature of each such individual;

              (f) the written opinion of counsel for Borrower and Guarantors addressed to Lender, containing such matters as Lender may request;

              (g) one fully executed copy of the Intercreditor Agreement from Dorge Capital Collateralized Bridge Fund, L.P.;

              (h) Lender's closing fee and the fees and expenses of Lender's counsel through the closing date; and

              (i) such other documents or instruments (including, without limitation, the Other Agreements) as are identified on the Closing Index of Lender of even date herewith or as Lender may otherwise request.

                          Section 6. SECURITY INTEREST

       To secure the payment and performance by Borrower of the Obligations, Borrower hereby grants to Lender, its successors and assigns, a continuing security interest in, and does hereby assign, transfer, mortgage, convey, pledge, hypothecate and set over to Lender, its successors and assigns, all of Borrower's right, title and interest in and to the Collateral, whether now owned or hereafter acquired, and all proceeds (including, without limitation, all insurance proceeds) and products of any of the Collateral. The security interest granted herein shall be deemed to be a purchase money security interest to the fullest extent permitted by applicable law.

                        Section 7. FINANCIAL INFORMATION

       7.01 REPORTS AND FINANCIAL INFORMATION TO LENDER. Borrower, at its sole cost and expense, so long as any loan or advance made pursuant hereto or any part thereof remains unpaid, or which there are any outstanding Obligations, shall prepare, submit and furnish, or cause to be prepared, submitted and furnished, to Lender:

              (a) As soon as possible and in any event within ten (10) days after receiving notice from Lender as to the occurrence of an Event of Default or after any event which, with the giving of notice, lapse of time, or both, would constitute an Event of Default, the statement of Borrower setting forth details of such Event of Default or event and the action which Borrower has taken or proposes to take to cure the same;

              (b)    As soon as available and in any event

                     (i) on a monthly basis, the Borrowing Base Certificate fully and accurately completed, certified by the chief financial officer of Borrower;

                     (ii)   within  thirty  (30)  days  after  the  end of  each
calendar quarter beginning with the quarter ending March 31, 2001, internally-prepared financial statements of Borrower, including a combined and combining Balance Sheet and the related Income Statement as of the end of such quarter and for the portion of the fiscal year ended at the end of such quarter, setting forth in each case in comparative form the figures for the corresponding quarter and the corresponding portion of the previous fiscal year, all in reasonable detail and certified (subject to normal year-end adjustments) as to fairness of presentation, in accordance with GAAP, by the chief financial officer of Borrower, together with management's discussion and analysis of the same;

                     (iii) within forty-five (45) after the end of each fiscal quarter, a covenant compliance certificate in substantially the form attached hereto as EXHIBIT 7.01(B)(III) with respect to this Agreement and the Other Agreements certifying that the Borrower has complied with all of the terms and conditions contained herein and therein and stating whether, to the best of the knowledge after due inquiry of the Person so certifying, any Event of Default, or event which, with the passage of time or giving of notice or both, would constitute, mature into or become such an Event of Default, currently exists and is continuing and what activities, if any, the Borrower is taking or proposing to take with respect thereto.

              (c) As soon as available and in any event within ninety (90) days after the close of each fiscal year of Borrower, a combined and combining Balance Sheet and the related Income Statement as of the end of such fiscal year, fairly and accurately presenting the financial condition of Borrower as at such date and the results of operations of Borrower for such fiscal year and setting forth in each case in comparative form the corresponding figures for the preceding fiscal year, all in reasonable detail, prepared in accordance with GAAP consistently applied, and audited by an independent certified public accountant reasonably acceptable to Lender, together with management's discussion and analysis of the same;

              (d) Promptly upon receipt and, in any event within fifteen (15) days after receipt thereof, copies of all interim and supplemental financial reports submitted to Borrower and Guarantors by independent certified public accountants in connection with any interim review of the books and records of Borrower or Guarantors, as the case may be, made by such accountants;

              (e) Immediately after notice to Borrower of the commencement thereof, notice, in writing, of any action, suit, arbitration, investigation or other proceeding instituted, commenced or threatened against or affecting Borrower or Guarantors with an amount in controversy in excess of Ten Thousand and No/100 Dollars ($10,000.00);

              (f) Borrower's and Guarantors' federal, state and local tax returns, if applicable, as soon as said returns are completed in the form said returns will be filed with the Internal Revenue Service and any state or local department of revenue or taxing authority;

              (g) As soon as available and in any event within ninety (90) days after the end of each calendar year, personal financial statements of each Guarantor, as of the end of such calendar year, fairly and accurately presenting the financial condition of such individual at such date, in form and detail acceptable to Lender;

              (h)    Such  other   information   respecting   the  condition  or
operations, financial or otherwise, of Borrower or Guarantors, as Lender may from time to time reasonably request.

       7.02 CERTIFICATION. All reports, schedules, notices and financial information submitted to Lender by Borrower under this Agreement shall be certified as materially correct by the chief financial officer of Borrower.


                Section 8. COLLECTION OF RECEIVABLES BY BORROWER

       8.01 COLLECTION. Until Lender exercises its rights to collect the Receivables under Section 8 hereof, Borrower shall collect with diligence all of Borrower's Receivables, whether or not said Receivables are deemed Eligible Receivables hereunder. Collections will then be deposited in a bank account maintained at Lender over which Lender has sole signature authority (the "depository account"). All collections of Receivables shall be set forth on a schedule in form and substance satisfactory to Lender. Collections shall be credited to Borrower's Obligations two (2) Business Days after the date of deposit in the depository account, provided that all credits shall be conditional credits subject to collection. Any collections of Receivables received directly by Borrower shall be in trust for Lender and Borrower shall keep all collections separate and apart from all other funds and property capable of identification as the property of Lender and shall deliver these collections within two (2) Business Days of receipt to Lender in the identical form received.

       8.02 RETURNED GOODS AND MERCHANDISE. Until Lender exercises its rights to collect the Receivables under Section 8 hereof, Borrower may continue its present policies for returned goods and merchandise and adjustments, but shall promptly notify Lender of any credits, adjustments or disputes arising in connection with the goods or services represented by Eligible Receivables. In any event, Borrower will immediately pay Lender from its own funds (and not from the proceeds of Eligible Receivables), for application to Borrower's Obligations secured by this Agreement, an amount equal to any credit or adjustment made to any Eligible Receivables; provided, however, that so long as there does not exist an Event of Default hereunder, such payment need not be made if Borrower shall have, after making such credit or adjustment, sufficient Eligible Receivables, Inventory, and other Collateral acceptable to Lender to maintain the aggregate outstanding balance of the Loan Account at an amount not to exceed the Borrowing Base.

          Section 9. DIRECT COLLECTION OF RECEIVABLES BY SECURED PARTY

              (a) Upon the occurrence of an Event of Default or an event, which with the passage of time of the giving of notice, or both, would give rise to an Event of Default, Borrower hereby authorizes and directs each Receivable Debtor to pay all sums otherwise due or to become due to Borrower directly to Lender, when and if Lender so demands, and agrees that such payments to Lender as aforesaid shall be a good receipt and acquittance to Borrower to the extent made. Except as otherwise provided herein, unless and until Lender in its sole discretion has elected, with or without cause, to collect directly the sums due or to become due in respect of the Collateral, Lender hereby authorizes Borrower to collect the Receivables at no cost or expense to Lender.

              (b) Upon the occurrence of an Event of Default or an event, which with the giving of notice or the passage of time, or both, would give rise to an Event of Default, Borrower hereby irrevocably designates, makes, constitutes and appoints Lender (and all persons designated by Lender) as Borrower's attorney-in-fact, in the place and stead of Borrower and with full power of substitution, either in Lender's own name or in the name of Borrower, without notice to Borrower and at such time or times thereafter as Lender in its sole and absolute discretion, may determine, to:

                     (i)    give notice of assignment to the Receivable Debtors;
and

                     (ii) ask for, demand, sue for, collect, receive and give acquittance for, the Receivables directly and charge the collection costs and expenses to the Loan Account; and

                     (iii) settle or adjust disputes and claims directly with the Receivable Debtors for amounts and upon terms which Lender considers advisable and credit Borrower's Loan Account with the net amounts received in payment of Receivables; and

                     (iv) exercise the powers granted pursuant to Section 10 of this Agreement; and

                     (v) receive, open and dispose of all mail addressed to Borrower and notify the authorities of the United States Post Office to change the address for delivery of Borrower's mail to an address designated by Lender; and

                     (vi) endorse Borrower's name on any checks, drafts, orders and other instruments or other evidence of payment that may come into the possession of Lender and on any invoice, freight or express bill, bill of lading or other document; and

                     (vii) in Borrower's name or otherwise, demand, sue for, collect and give acquittance for any and all monies due or to become due on Receivables; and

                     (viii) settle, compromise, prosecute or defend any action, claim or proceeding concerning Receivables; and

                     (ix) sell, assign, pledge, transfer and make any agreement respecting, or otherwise deal with, the Collateral, and take any action or execute any instrument which Lender may deem necessary or desirable to accomplish the purposes hereof, and do any and all things necessary and proper to carry out the purposes contemplated in this Agreement between the parties;

provided, however, that nothing herein contained shall be construed as requiring or obligating Lender to: (a) make any demand; or (b) take any of the foregoing actions; or (c) make any inquiry as to the nature or sufficiency of any payment received by it; or (d) present or file any claim or notice or take any action with respect to the Collateral or the monies due or to become due thereunder; or (e) protect the Receivables or any income therefrom; or (f) preserve any rights pertaining thereto; or (g) take any further action as to the collection or protection of Receivables or any income therefrom; and no action taken by Lender or omitted to be taken by Lender with respect to the Collateral shall give rise to any defense, counterclaim or offset in favor of Borrower or to any claim or action against Lender, all of which are hereby waived by Borrower to the extent permitted by law. Neither Lender nor any person acting as its attorney hereunder shall be liable for any acts or omissions or for any error of judgment or mistake of fact or law. The appointment hereunder by Borrower of Lender as its attorney-in-fact is irrevocable and coupled with an interest.

       All costs, expenses and fees (including, without limitation, attorneys' fees) incurred by Lender, or for which Lender becomes obligated to pay, in connection with the foregoing shall be paid by Borrower to Lender.

                               Section 10. DEFAULT

       10.01 EVENTS OF DEFAULT. It shall be an "Event of Default" hereunder if any of the following shall occur:

              (a) the failure, neglect or refusal of Borrower to promptly pay any of the Obligations when due under the Note, this Agreement or any of the Other Agreements; or

              (b) the failure, neglect or refusal of Borrower to perform any of the covenants or obligations on its part to be kept or performed under this Agreement or under any of the Other Agreements; or

              (c) the breach of any of the representations or warranties of Borrower as set forth in this Agreement or in any of the Other Agreements; or

              (d) any statement or representation made for the purpose of obtaining credit under this Agreement proves false; or

              (e) Lender believes in good faith that the prospect of payment or performance by Borrower is impaired; or

              (f) Borrower or any of Guarantors becomes insolvent or admits in writing its inability to pay its debts as they become due or makes any assignment for the benefit of creditors or ceases business operations or consents to, or acquiesces in the appointment of, a trustee or receiver for it or any of its property or, in the absence of such application, consent or acquiesce, a trustee or receiver is appointed for it or for a substantial portion of its property and is not discharged or stayed on appeal within sixty
(60) days; or

              (g) any bankruptcy, reorganization, state receivership, debt arrangement, readjustment of debts or moratorium law or statute or other proceeding under any bankruptcy or insolvency law, or any dissolution or liquidation proceeding, is instituted by or against Borrower and, if instituted against it, is consented to or acquiesced in by Borrower or remains for sixty
(60) days undismissed or unstayed on appeal; or

              (h) any indebtedness of Borrower to Lender other than the Loans (without regard to amount), or any indebtedness of Borrower for borrowed money to parties other than Lender, becomes, or by the exercise of any option, may be declared to be, due and payable prior to its expressed maturity by reason of any default by Borrower in the performance or observance of any obligation or condition; or

              (i) Borrower overdraws any account it maintains with Lender and Borrower fails to deposit in such account funds sufficient to cover such overdraft within one (1) Business Day after notice from Lender of such overdraft; or

              (j) the issuance of any writ of attachment or execution, garnishment, tax lien or other legal process against the Collateral or any other property of Borrower; or

              (k) any assessment for unpaid taxes against Borrower, other than for real property taxes and taxes being contested in good faith by Borrower and with respect to which appropriate reserves have been established and maintained in accordance with GAAP, by any federal, state or any local government body or department or agency thereof; or

              (l)    the filing of formal charges,  by any governmental or quasi governmental entity, including, without limitation, the issuance of any indictment, under any RICO Related Law against Borrower, any of its partners, shareholders, Affiliates or any of Guarantors; or

              (m) the occurrence of any default or event of default or any indebtedness, whether now existing or hereafter arising of any Guarantor to Lender (without regard to amount), or any indebtedness of any Guarantor for borrowed money to parties other than Lender, becomes, or by the exercise of any option, may be declared to be, due and payable prior to its expressed maturity by reason of any default in the performance or observance of any obligation or condition relating thereto; or

              (n) the occurrence of any default or event of default by any Guarantor under any of the Guaranties or any other instrument executed by any Guarantor and delivered to Lender and such default or event of default remains uncured following the expiration of any and all applicable grace and/or cure periods; or

              (o) the death or permanent disability of any Guarantor or the failure of any Guarantor to maintain (at a minimum) its current ownership interest in Borrower.

       10.02 ACCELERATION IN EVENT OF DEFAULT. Upon the occurrence of any Event of Default, or at any time thereafter while such Event of Default continues to exist, all Obligations of Borrower to Lender, including, without limitation, repayment of the Note, shall, at the option of Lender and notwithstanding any time allowed in any instrument evidencing an Obligation or in any of the Other Agreements, immediately become due and payable without demand and without notice to Borrower. Thereafter, Lender shall have no obligation to make any further advances to Borrower pursuant to this Agreement.

       10.03 WAIVER OF TRIAL BY JURY. EACH OF THE PARTIES HERETO HEREBY WAIVES THE RIGHT TO TRIAL BY JURY IN ANY COURT IN ANY SUIT, ACTION OR PROCEEDING ARISING ON, OUT OF, UNDER, OR BY REASON OF, OR RELATING IN ANY WAY TO, THIS AGREEMENT OR THE OTHER AGREEMENTS OR RESULTING FROM ANY OTHER TRANSACTION HEREUNDER, OR CONCERNING THE VALIDITY, INTERPRETATION OR ENFORCEMENT OF THIS
AGREEMENT OR THE OTHER AGREEMENTS, OR PERTAINING TO PROCEEDS, PRODUCTS OR EVIDENCE THEREOF OR TO ANY OTHER CONTROVERSY, CLAIM OR DISPUTE OF ANY KIND ARISING BETWEEN THE PARTIES HERETO OR THEIR RESPECTIVE REPRESENTATIVES, SUCCESSORS, ASSIGNS OR ASSIGNORS.

                        Section 11. REMEDIES UPON DEFAULT

       11.01 REMEDIES. If an Event of Default hereunder shall occur, Lender may exercise, at it option and without further demand or notice to Borrower and without a prior court hearing, as to all or any part of the Collateral, any one or more or all of the rights and remedies available to it under this Agreement or at law, including, without limitation, the rights and remedies available to a Secured party under the Code (as now in effect in the State of Illinois plus such additional or enlarged remedies, if any, as may from time to time be provided for therein), or otherwise given to a Secured party by any other law or proceeding, at law or in equity, to assure that the Collateral is devoted to the satisfaction of the Obligations and, in conjunction with, in addition to, or substitution for those rights and remedies, at Lender's discretion, Lender may:
(a) to the extent permitted by law, enter upon Borrower's premises to take possession of, assemble and collect the Collateral or to render it or any portion of the Collateral unusable; and/or (b) remedy any default in any reasonable manner, without waiving its rights and remedies upon default and without waiving any other prior or subsequent default. The granting of specific rights and remedies to Lender herein shall not be deemed to limit or exclude any right or remedy granted to a Secured party by the Code or such other law or proceeding. No delay on the part of Lender in the exercise of any right or remedy available to it shall operate as a waiver thereof. To the fullest extent permitted by applicable law, Borrower covenants and agrees that it will not at any time insist upon or plead or in any manner whatever claim or take any benefit or advantage of any law requiring the marshalling of assets. Lender's remedies are cumulative and no single or partial exercise of any right or remedy available to Lender shall preclude other or further exercise thereof or the exercise of any other right or remedy. Without limiting the generality of the foregoing, as to all or any portion of the Collateral, Lender may from time to time, either before or after the exercise by Lender of any other remedies, exercise any one or more of the following remedies, all of which are acknowledged by Borrower to be commercially reasonable:

              (a)    Lender  may  sell,  lease,  assign,  contract  to  sell  or otherwise dispose of all or any portion of the Collateral in any commercially reasonable manner, including by private or public sale, with or without having the Collateral at the place of sale, at such prices and on such terms as Lender may in its absolute discretion deem reasonable in the circumstances, for cash or on credit or for future delivery and without the assumption of any credit risk. If Lender shall purchase all or any portion of the Collateral at any sale, payment of the purchase price may be made by credit against the Obligations and such purchase shall be made free of any right or equity of redemption in Borrower, which right or equity, if any, is hereby waived. The net proceeds of any disposition of Collateral by Lender, after deduction of all expenses provided as in the Code and in this paragraph or elsewhere in this Agreement, shall be applied toward satisfaction of Borrower's indebtedness secured hereunder, first to reduce all unpaid fees and expenses due to Lender hereunder or under any promissory note executed by Borrower in connection herewith, second to reduce earned but unpaid interest and then to reduce principal. Lender will account for any surplus realized upon such disposition and Borrower will remain liable for any deficiency.

              (b) Lender may take possession of all Collateral then in the possession or control of Borrower, wherever it may be found, together with all or any of Borrower's records identifying the Collateral, and to this end Borrower hereby agrees to assemble or cause to be assembled, at its expense, all Collateral at a convenient place acceptable to Lender, and to make available Borrower's facilities for the purpose of Lender taking possession of, removing and putting the Collateral in such saleable form as Lender may deem appropriate. Borrower hereby waives all claims for damages due to or arising from any such taking.

              (c) To the extent permitted by the Code, Lender may (but need not) retain the Collateral in full satisfaction of the Obligations.

              (d) Lender may proceed in the foreclosure of Lender's security interest and sale of the Collateral in any manner permitted by law or provided for herein or in any of the Other Agreements.

              (e) Lender may set-off the Obligations against the funds of Borrower on deposit with Lender, on demand, or represented by any obligations issued by Lender to Borrower.

              (f) Lender may apply to any court of appropriate jurisdiction for the appointment of a receiver to take possession of the Collateral, to which appointment Borrower hereby expressly consents.

              (g) Lender may exercise any other rights or remedies of a secured creditor under the Code.

       11.02 DISPOSITION OF COLLATERAL. Lender may, from time to time and without notice to Borrower, surrender, release or exchange all or any part of the Collateral, or compromise or extend or renew for any period (whether or not longer than the original period) any indebtedness due in respect to the Collateral and take such action (including, without limitation, the making of any payments) as Lender shall deem necessary, desirable or expedient in order to enforce any right or privilege in respect of any of the Collateral arising under or pursuant hereto or any other agreement between Lender and Borrower or to protect, sell or enhance the value of any of the Collateral or to preserve, protect or enforce any of the liens of Lender thereon. In addition, Lender shall be entitled to collect and receive any and all payments made on or in respect to any Receivables constituting Collateral, if any, and, in connection therewith, may notify any party obligated to make any payments with respect to any such Receivables to make any and all payments, otherwise due to Borrower, to Lender and Lender shall have and may exercise from time to time, as in its sole discretion shall be necessary or appropriate, all rights and remedies available to Borrower in respect to any such Receivables.

       11.03 RIGHT TO ASSIGN. Lender may assign this Agreement, and if Lender does assign this Agreement, the assignee shall be entitled to the performance of all of Borrower's agreements and obligations under this Agreement, and the assignee shall be entitled to all the rights and remedies of Lender under this Agreement, and Borrower expressly agrees that it will assert no claims or defenses it may have against Lender against the assignee except those available to it in this Agreement. Borrower shall not assign, attempt to assign or suffer the assignment of any of its rights or obligations under this Agreement either voluntarily or by operation of law.

       11.04 RIGHT TO DISCHARGE BORROWER'S OBLIGATIONS. Lender may, at its option, discharge taxes, liens or security interests or other encumbrances at any time levied or placed on the Collateral, may remedy or cure any default of Borrower under the terms of any lease, rental agreement or other document which in any way pertains to or affects Borrower's title to or interest in any of the Collateral, may pay for insurance on the Collateral, and may pay for the maintenance and preservation of the Collateral, and Borrower agrees to reimburse Lender, on demand, for any payment made or any expense incurred by Lender, including, without limitation, attorneys' fees, pursuant to the foregoing authorization, together with interest at the Default Interest Rate from the date so paid or incurred by Lender, which payments, expenses and interest shall be secured by the security intended to be afforded by this Agreement and the Other Agreements.

       11.05 LICENSE. Lender is hereby granted a license or other right to use, without charge, Borrower's labels, patents, copyrights, trade secrets, trade names, trade marks or any property of a similar nature pertaining to the Collateral, and Borrower's rights under all licenses and franchise agreements shall inure to the benefit of Lender.

       11.06 EXPENSES. In connection with any disposition of the Collateral as provided in this Article 11 or in connection with and as a prerequisite to any redemption of the Collateral by Borrower as provided in Section 9-506 of the Code, Borrower shall pay and discharge all expenses, if any, of retaking, holding, preparing for sale, selling and the like, including, without limiting the generality of the foregoing, accounting fees and expenses and reasonable attorneys' fees and legal expenses incurred by Lender in connection with the enforcement of any of its rights hereunder, all of which are hereby acknowledged as being of a reasonable nature. Any such expenses may be deducted and retained by Lender from the proceeds of any disposition of the Collateral.

       11.07 REASONABLE NOTIFICATION. If any notification of intended sale or other disposition of the Collateral or any part thereof is required under the Uniform Commercial Code or other law, such notification, if mailed, shall be deemed reasonably and properly given if mailed to Borrower at least ten (10) days before such sale or disposition.

                          Section 12. TERM OF AGREEMENT

       This Agreement shall commence as of the date hereof and shall continue until the Maturity Date. Upon such dates, however, there shall be no termination of the provisions of this Agreement except those provisions whereby Lender agrees to advance loans to Borrower unless (a) Borrower has no outstanding Obligations to Lender; and (b) the security interest, liens and encumbrances provided for, created by or described in this Agreement or in the Other Agreements have been satisfied by purchase in full or by payment in full which Lender has collected without contest or objection as to Lender's right to such satisfaction and collection.

                            Section 13. MISCELLANEOUS

       13.01 EXERCISE OF REASONABLE CARE. Lender shall be deemed to have exercised reasonable care in the custody and preservation of any of the Collateral at any time if it takes such action for that purpose as Borrower shall request in writing, but failure of Lender to comply with any such request shall not of itself be deemed a failure to exercise reasonable care, and no failure of Lender to preserve or protect any rights with respect to such Collateral against third parties, or to do any act with respect to the preservation of the Collateral not so requested by Borrower, shall be deemed a failure to exercise reasonable care in the custody or preservation of the Collateral.

       13.02 MATERIALITY OF REPRESENTATIONS AND WARRANTIES. Each of the representations, warranties and covenants contained herein have been made by Borrower to Lender in order to induce Lender to enter into this Agreement and shall survive the execution and delivery of this Agreement and the making of any advance hereunder. Each of the representations, warranties and covenants of Borrower contained herein shall be deemed to be material and to have been relied upon by Lender notwithstanding any investigation made by Lender. This Agreement and all of the covenants, warranties and representations of Borrower and all of the powers and rights of Lender hereunder shall be in addition to and cumulative of all other covenants, representations and warranties of Borrower and all other rights and powers of Lender contained in or provided for in any other instrument or document now or hereafter executed and delivered by Borrower to or in favor of Lender.

       13.03 DISCHARGE OF TAXES AND LIENS. Lender shall have the right but shall not be obligated to pay and to charge as an advance to Borrower's Loan Account any taxes, liens or other charges at any time levied upon or against or placed on any or all of the Collateral, including, without limitation, those liens or charges arising under any statute or in favor of landlords, taxing authorities (including, without limitation, withholding taxes), governments, public and private warehousemen, common and private carriers, processors, finishers, stevedores, mechanics, artisans, laborers, attorneys, courts or others. Borrower agrees to reimburse Lender on demand for any payment so made pursuant to this paragraph, and until such reimbursement, the amount so paid by Lender shall be added to the Obligations.

       13.04 RELEASE OF SECURITY INTEREST. Upon payment in full of all liabilities, Lender shall promptly execute and deliver to Borrower such documents as may be necessary or appropriate to release the security interest granted by Borrower to Lender hereunder.

       13.05 NO WAIVER OF DEFAULTS. No default hereunder, including any Event of Default, shall be waived by Lender except in writing and no waiver of any default shall operate as a waiver of any other default or of the same default at a future occasion. All rights of Lender hereunder shall be cumulative.

       13.06 OFFSET. Upon the occurrence of an Event of Default and without limitation of any other right or remedy of Lender hereunder or provided by law, any indebtedness now or hereafter owing (i) from Lender to Borrower (including, without limitation, any amounts on deposit in any demand, time, savings or like account maintained by Borrower with Lender and any receivables owed by Lender to Borrower for services rendered) may be offset and applied by Lender against the Obligations and (ii) to or from any Affiliate of Borrower may not be offset, waived or modified without the prior express written consent of Lender in its sole discretion.

       13.07 FEES AND EXPENSES. Borrower agrees to pay all of Lender's fees and out-of-pocket expenses incurred in connection with administering and monitoring the Loan provided for hereunder, including without limitation, attorneys' fees in connection with the preparation, negotiation, execution and administration of this Agreement and all documents required hereunder or in connection herewith.

       13.08 RELATIONSHIP. Nothing contained herein or in any of the Other Agreements and no action or inaction whatsoever on the part of Lender shall be deemed to make Lender a partner or joint venturer with Borrower or in any way or for any purpose be deemed to place Lender in "control" (as that term is defined in any judicial or administrative interpretation or in any statutes, rules or regulations) of Borrower and Borrower shall protect, defend, indemnify and hold Lender harmless from and against all claims, losses, costs, expenses (including, without limitation, attorneys' fees) and damages arising from the relationship between Borrower and Lender pursuant to this Agreement being construed as anything other than that of borrower and lender.

       13.09 JURISDICTION; VENUE; SERVICE OF PROCESS. To induce Lender to enter into this Agreement, Borrower irrevocably agrees that, subject to Lender's sole and absolute election, all actions or proceedings in any way, manner or respect arising out of or from or related to this Agreement, any of the Other Agreements or the Collateral shall be litigated only in courts having situs within the City of Chicago, State of Illinois. Borrower hereby consents and submits to the jurisdiction of any local, state or federal court located within said city and state. Borrower hereby irrevocably appoints and designates Borrower's Counsel, as identified in Section 13.12 hereof, or any other person whom Borrower may from time to time hereafter designate (having given five (5) Business Days prior written notice thereof to Lender) as Borrower's true and lawful attorney and duly authorized agent for acceptance of service of legal process. Borrower agrees that service of such process upon such person shall constitute personal service of such process upon Borrower. Such party, within five (5) Business Days after receipt of any such process, shall forward the same by certified mail, together with all papers affixed thereto, to Borrower as set forth in this Agreement. Borrower hereby waives any right it may have to transfer or change the venue of any litigation brought in accordance with this paragraph. Borrower and Lender hereby irrevocably waive the right to trial by jury with respect to any action in which Borrower and Lender are parties.

       13.10 CONFESSION OF JUDGMENT. Borrower hereby authorizes, irrevocably, any attorney of any court of record in any state or territory of the United States of America where the same is allowed by law, in term time or vacation, at any time after the occurrence of an Event of Default hereunder by Borrower to waive the issuance and service of process or any other notice, and confess a judgment against Borrower for such amount as may appear to be due or declared due and unpaid hereunder, together with costs and reasonable attorneys' fees included in the judgment, further authorizing said attorney to release all errors and waive all right of appeal and consent to immediate execution upon such judgment, hereby agreeing that no writ of error or appeal will be prosecuted from such judgment, nor any bill in equity filed to restrain the operation of said judgment, or any execution thereon, and hereby ratifying and confirming all that the said attorney may do by virtue hereof.

       13.11 JOINT AND SEVERAL LIABILITY. If Borrower is comprised of more than one Person, all references herein to Borrower shall be deemed to each such Person, individually and collectively, and all obligations of Borrower shall be joint and several.

       13.12 NOTICES. Any and all notices given in connection with this Agreement shall be deemed adequately given only if in writing and (i) personally delivered; or (ii) sent by a nationally-recognized overnight courier service; or
(iii) sent by certified United States mail, postage prepaid, return receipt requested, to the party or parties for whom such notices are intended. A written notice shall be deemed received (i) when delivered in person; (ii) on the next business day immediately following the day sent by overnight courier; and (iii) on the third (3rd) business day following the day sent by certified mail. A written notice shall also be deemed received on (i) the date delivery shall have been refused at the address required by this Agreement; or (ii) with respect to notices sent by United States mail but not delivered, the date as of which the postal service shall have indicated such notice to be undeliverable at the address required by this Agreement. Any and all notices referred to in this Agreement or which any party desires to give to another shall be addressed as follows:

     As to Lender:                      American National Bank and Trust
                                        Company of Chicago
                                        120 South LaSalle Street
                                        Chicago, Illinois 60603
                                        Attention: David W. De Witt

     with a courtesy copy to:           Harris Kessler & Goldstein LLC
                                        640 North LaSalle Street
                                        Suite 590
                                        Chicago, Illinois 60610
                                        Attention: Drew J. Scott, Esq.

     As to Borrower:                    c/o LearnCom, Inc.
                                        714 Industrial Drive
                                        Bensenville, Illinois 60106
                                        Attention:  Lloyd Singer
                                                    Denis Mola
                                                    David Doerge

     with a courtesy copy to:           Shefsky & Froelich Ltd.
                                        444 North Michigan Avenue
                                        Chicago, Illinois 60611
                                        Attention: James Asmussen

or in such other manner or to such other address, as such party shall designate in a written notice to the other party hereto.

       13.13 BROKERS. Borrower represents that it has not contracted with any broker or finder in connection with this transaction. Borrower shall indemnify and hold Lender harmless from any claim of any broker or finder arising out of the transactions contemplated hereby or arising out of actions taken or contracts entered into by Borrower.

       13.14 DELAY NOT A WAIVER. Neither the failure or delay on the part of Lender to exercise any right, power or privilege hereunder or under any of the Other Agreements shall operate as a waiver thereof nor shall any single or partial exercise of any such right, power or privilege preclude any other or further exercise thereof or the exercise of any other right, power or privilege.

       13.15 SEVERABILITY. In the event any one or more of the provisions contained in this Agreement or in any of the Other Agreements shall for any reason be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall, at the option of Lender, not affect any other provisions of this Agreement or any of the Other Agreements, as the case may be, but this Agreement and the Other Agreements shall be construed as if such invalid, illegal or unenforceable provision had never been contained herein.

       13.16  PROHIBITION  OF  INDIRECT  ACTION.   Any  act  which  Borrower  is
prohibited from doing shall not be done indirectly through an Affiliate or by any other indirect means.

       13.17 CURRENCY. Borrower agrees that all of its Obligations under this Agreement or otherwise shall be repaid in currency of the United States of America.

       13.18 ASSIGNMENT AND PARTICIPATION. Lender may assign, negotiate, pledge or otherwise hypothecate all or any portion of this Agreement and in case of such assignment, Borrower will accord full recognition thereto and agree that upon the occurrence of an Event of Default hereunder, all rights and remedies of Lender in connection with the interest so assigned shall be enforceable against Borrower by such assignee with the same force and effect and to the same extent as the same would have been enforceable by Lender but for such assignment. Lender may, at its sole discretion, sell one or more participations in the loans and advances to Borrower hereunder, on such terms as Lender deems desirable without affecting the liability of Borrower hereunder.

       13.19 MODIFICATION. Any modification of this Agreement or any provision herein contained shall be binding upon the parties hereto only if contained in a writing signed by or on behalf of the parties hereto.

       13.20 GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the internal laws of the State of Illinois, which laws shall, without limitation, govern the enforceability, validity and interpretation of this Agreement, except to the extent that the perfection of any security interest or enforcement of any remedy is governed by the laws of any other state.

       13.21 SUCCESSORS AND ASSIGNS; BINDING EFFECT. The rights and privileges of Lender hereunder shall also inure to the benefit of its successors and assigns, and all obligations hereunder of Borrower shall also be binding upon its legal representatives, successors and assigns and shall inure to the benefit of Lender, its successors and assigns.

       13.22 ENTIRE AGREEMENT. This Agreement constitutes the entire agreement between the parties hereto as to the subject matter hereof. The exhibits attached hereto are hereby made a part of this Agreement and are hereby incorporated herein by reference.

       13.23 TERMINOLOGY. All personal pronouns used in this Agreement, whether used in the masculine, feminine or neutral gender, shall include all other genders; the singular shall include the plural, and the plural shall include the singular, as the context requires.

       13.24 TITLES. The section titles and paragraph headings herein are for convenience only and do not define, limit or construe the contents of such sections or paragraphs.

       13.25 CONSTRUCTION. In the event of a conflict between the terms, covenants and conditions of this Agreement and those of any of the Other Agreements, the terms, covenants and conditions of the document which shall enlarge the interest of Lender in the Collateral, afford Lender greater financial benefits or financial security in the Collateral and/or assure payment of the Obligations in full shall control.

       13.26 SUBROGATION. If the Obligations, or any part thereof, be given in renewal or extension, or applied toward the payment of indebtedness secured by mortgage, pledge, security agreement or other lien, Lender shall be and is hereby subrogated to all of the rights, titles, security interests and other liens securing the indebtedness so renewed, extended or paid.

       13.27 SOLELY FOR BENEFIT OF LENDER. It is expressly intended, understood and agreed that this Agreement, the Note and the Other Documents are made and entered into for the sole protection and benefit of Lender and Borrower, and their respective successors and assigns (but in the case of assigns of Borrower, only to the extent permitted hereunder), and no other person or persons shall have any right of action hereunder or rights to the proceeds of the Loan at any time; that the proceeds of the Loan do not constitute a trust fund for the benefit of any third party; that no third party shall under any circumstances be entitled to any equitable lien on any undisbursed proceeds of the Loan at any time; and that Lender shall have a lien upon and right to direct application of any undisbursed proceeds of the Loan as additional security for this Agreement, the Note and the Other Agreements.

       13.28 MARSHALING OF ASSETS. To the extent permitted by law, Borrower hereby waives any and all rights to require marshaling of assets by Lender.

                            [SIGNATURE PAGE FOLLOWS]

       IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

                                         BORROWER:

                                         LEARNCOM, INC., an Illinois corporation

                                         By: /s/ Lloyd W. Singer
                                            ------------------------------------
                                            Lloyd W. Singer, President and CEO

                                         LEARNCOM, INC., a Nevada corporation

                                         By: /s/ Lloyd W. Singer
                                            ------------------------------------
                                            Lloyd W. Singer, President and CEO

                                         VIDEOLEARNING SYSTEMS, INC., a
                                         Pennsylvania corporation

                                         By: /s/ Homer H. Hewitt
                                            ------------------------------------
                                            Homer H. Hewitt, President and CEO

                                         BNA COMMUNICATIONS, INC.,
                                         a Delaware corporation

                                         By: /s/ Lloyd W. Singer
                                            ------------------------------------
                                            Lloyd W. Singer, President and CEO

                                         TS ACQUISITIONS, INC.,

                                         By: /s/ Lloyd W. Singer
                                            ------------------------------------
                                            Lloyd W. Singer, President and CEO

                                         LENDER:
                                         ------

                                         AMERICAN NATIONAL BANK AND TRUST
                                         COMPANY OF CHICAGO,
                                         a national banking association

                                         By: /s/ David W. DeWitt
                                            ------------------------------------
                                            David W. DeWitt

                         LIST OF EXHIBITS AND SCHEDULES

Exhibit 1.01             The Notes

Schedule 2.01            Places of Business

Schedule 2.14            Collective Bargaining, Employee Benefit and Other Plans

Schedule 2.18(i)         List of Licenses

Exhibit 7.01(b)(i)       Borrowing Base Certificate

Exhibit 7.01(b)(iii)     Quarterly Compliance Certificate

                                  SCHEDULE 1.01

                                    THE NOTES

See attached.

                                  SCHEDULE 2.01

                               PLACES OF BUSINESS


Not Applicable.

                                  SCHEDULE 2.14

             COLLECTIVE BARGAINING, EMPLOYEE BENEFIT AND OTHER PLANS



Not Applicable.

                                SCHEDULE 2.18(I)

                                LIST OF LICENSES

1.     General  business  licenses  in  Bensenville,  Illinois  and  Bryn  Mawr,
       Pennsylvania.

2.     No further required licenses or approvals.

                                EXHBIT 7.01(B)(I)

                           BORROWING BASE CERTIFICATE

Attached.

                              EXHIBIT 7.01 (B)(III)

                        QUARTERLY COMPLIANCE CERTIFICATE

Date__________


American National Bank and Trust
Company of Chicago
120 South LaSalle Street
Chicago, Illinois 60603
Attention: David W. De Witt

GENERAL COMPLIANCE STATEMENT

       As required by Section 7.01 (b)(iii) of Loan and Security Agreement dated April 30, 2001 (the "Loan Agreement"), the undersigned hereby certify that Borrower has complied with all of the terms and conditions contained in such Agreement and the Other Agreements and that, to the best of the knowledge of the undersigned after due inquiry, no Event of Default, or event which, with giving of notice or the passage of time, or both, would constitute, mature into or become such an Event of Default, currently exists and is continuing as of the final day of the __________ quarter, _____________, 200__. Capitalized terms used in this Certificate have the meanings given them in the Loan Agreement.

       On a combined basis, the Borrower had a Debt Service Coverage Ration of ___ to 1.0.




Certified by the undersigned as of the __ day of __ 20__.




By:________________________
   Chief Executive Officer


By:________________________
   Chief Financial Officer